FIRST CLOVER LEAF FINANCIAL CORP.
                             Pro Forma Balance Sheet
                                  June 30, 2006


                                             FFFL             CLOV       Purchase        Combined       Conversion
                                          Consolidated   Consolidated   Adjustments      Pro Forma      Adjustments       Pro Forma
                                          ------------   ------------   -----------      ---------      -----------       ---------
                                                                                 (In Thousands)
Assets
      Cash and due from banks              $ 12,756        $ 6,698      $     -           $ 19,454           (855)(1)     $ 18,607
                                                                                                                8 (2)
      Federal funds sold                     28,200            861       (6,592)(1)         22,469              -           22,469

      Interest-bearing time deposits            250              -            -                250              -              250
      Securities available for sale          13,820         17,343            -             31,163              -           31,163
      Securities held to maturity               318              -            -                318              -              318
      Federal Home Loan Bank stock            4,102          2,705            -              6,807              -            6,807
      Loans, net                            119,163        111,036       (1,530)(2)(3)     228,669              -          228,669
      Property and equipment, net               857          4,761        1,253 (4)          6,871              -            6,871
      Accrued interest receivable               506            598            -              1,104              -            1,104
      Goodwill                                    -              -        9,354 (5)          9,354              -            9,354
      Core deposit intangible                     -              -        2,391 (6)          2,391              -            2,391
      Mortgage servicing rights                   -              -          385 (7)            385              -              385
      Other assets                            1,044            873         (203)(8)          1,617           (737)(1)          880
                                                 -               -          (97)(9)             -              -                -
                                         ----------     ----------      --------         ---------        ---------       --------

        Total assets                     $ 181,016      $ 144,875       $ 4,961          $ 330,852       $ (1,584)        $329,268
                                         ==========     ==========      ========         =========       =========        ========

Liabilities
      Non interest-bearing deposits      $       -      $  11,281       $    -           $  11,281            $ -         $ 11,281
      Interest-bearing deposits             101,151       102,625              (3)(2)      203,773              -          203,773
      Stock subscriptions                    41,741             -            -              41,741        (41,741)(3)            -
      Federal Home Loan Bank advances             -        13,455         (197)(2)          13,258              -           13,258
      Other borrowings                            -         1,620            -               1,620              -            1,620
      Subordinated debentures                     -         4,000         (223)(2)           3,777              -            3,777
      Accrued interest payable                    5           415            -                 420              -              420
      Other liabilities                         236         1,002        1,110 (10)          2,251              -            2,251
                                                  -             -          (97)(9)              -               -                -
                                          ---------     ---------       -------          ---------        -------          -------

        Total liabilities                   143,133       134,398          590            278,121        (41,741)          236,380

Stockholders' equity
Preferred stock                                  -              -            -                 -          -                      -
      Common stock                              392            66           82 (11)           540            367 (4)           907
      Additional paid-in capital             16,555         6,194        8,506 (11)        31,255         39,790 (4)        71,045
      Retained earnings                      21,981         8,293       (8,293)(11)        21,981              -            21,981
      Accumulated other comprehensive (loss)   (271)         (366)         366 (11)          (271)             -              (271)
      Treasury stock                              -        (3,710)       3,710 (11)             -              -                  -
      Unearned Employee Stock Ownership
        Plan shares                            (774)            -            -               (774)            -               (774)
                                           --------      --------       -------           --------        -------          -------

        Total Stockholders' equity           37,883        10,477        4,371             52,731         40,157            92,888
                                           --------      --------       -------            -------        -------          -------

        Total Liabilities and
          Stockholders' equity            $ 181,016     $ 144,875      $ 4,961          $ 330,852        $ (1,584)        $329,268
                                          =========     =========       =======         ==========       =========        ========


                        FIRST CLOVER LEAF FINANCIAL CORP.
                          Pro Forma Statement of Income
                      For the Year Ended December 31, 2005


                                             FFFL          CLOV          Purchase          Combined       Conversion
                                         Consolidated   Consolidated    Adjustments (7)    Pro Forma      Adjustments      Pro Forma
                                         ------------   ------------    -----------        ----------     -----------      ---------
                                                                        (In Thousands)
 Interest and dividend income
   Loans and fees                              $ 6,712      $ 5,537        $  653 (1)      $ 12,902        $     -        $ 12,902
   Taxable securities                          $   613      $   662        $  (77)(2)      $  1,198        $ 2,092 (1)    $  3,290
   Non-taxable securities                      $     -      $    40        $    -          $     40        $     -        $     40
   FHLB dividends                              $   343      $   195        $    -          $    538        $     -        $    538
   Interest-bearing deposits and
     Federal Funds sold                        $    80      $   158        $    -          $    238        $     -        $    238
                                               -------
      Total interest and dividend income       $ 7,748      $ 6,592        $  576          $ 14,916        $ 2,092        $ 17,008
                                               -------      -------        ------          --------        -------        --------

 Interest expense
   Deposits                                    $ 2,974      $ 2,308        $  (27)(3)      $ 5,255         $     -        $  5,255
   Federal Home Loan Bank advances             $    14      $   421        $  143 (3)      $   578         $     -        $    578
   Other borrowings                            $     -      $   190        $   43 (3)      $   233         $     -        $    233
                                               -------      -------        ------          -------         -------        --------
          Total interest expense               $ 2,988      $ 2,919        $  159          $ 6,066         $     -        $  6,066
                                               --------     -------        ------          -------         -------        --------

          Net interest income                  $ 4,760      $ 3,673        $  417          $ 8,850         $ 2,092        $ 10,942

 Provision for loan losses                     $     -      $    42        $    -          $    42         $     -        $     42
                                               -------      -------        ------          -------         -------        --------

          Net interest income after
            provision for loan losses          $ 4,760      $ 3,631        $  417          $ 8,808         $ 2,092        $ 10,900
                                               -------      -------        ------          -------         -------        ---------

 Other income
   Service charges on deposit accounts         $     -      $   128        $    -          $   128         $     -        $    128
   Other service charges and fees              $     -      $   103        $    -          $   103         $     -        $    103
   Loan servicing fees                         $     -      $    89        $    -          $    89         $     -        $     89
   Gain on sale of loans                       $     -      $   111        $    -          $   111         $     -        $    111
   Gain (loss) on sale of securities           $     -      $    (1)       $    -          $    (1)        $     -        $     (1)
   Gain on sale of other real estate owned     $     -      $     1        $    -          $     1         $     -        $      1
   Other                                       $    14      $   100        $    -          $   114         $     -        $    114
                                               -------      -------        ------          -------         -------        -------
                                               $    14      $   531        $    -          $   545         $     -        $    545
                                               -------      -------        ------          -------         -------        -------
 Other expenses
   Compensation and employee benefits          $   898      $ 1,570        $    -          $ 2,468         $     -        $ 2,468
   Occupancy expense                           $   120      $   490        $   15 (4)      $   625         $     -        $   625
   Data processing services                    $    67      $   245        $    -          $   312         $     -        $   312
   Advertising                                 $    42      $   149        $    -          $   191         $     -        $   191
   Director fees                               $   153      $   108        $    -          $   261         $     -        $   261
   Professional fees                           $   231      $   121        $    -          $   352         $     -        $   352
   Other                                       $   252      $   431        $  728 (5)      $ 1,411         $     -        $ 1,411
                                               -------      -------        ------          -------         -------        -------
                                               $ 1,763      $ 3,114        $  743          $ 5,620         $     -        $ 5,620
                                               -------      -------        ------          -------         -------        -------

          Income before income taxes           $ 3,011      $ 1,048        $ (326)         $ 3,733         $ 2,092        $ 5,825

 Income taxes                                  $ 1,148      $   372        $ (124)(6)      $ 1,396         $   795 (2)    $ 2,191
                                               -------      -------        ------          -------         -------        -------

          Net income                           $ 1,863      $   676        $ (202)         $ 2,337         $ 1,297        $ 3,634
                                               =======      =======        ======          =======         =======        =======

 Basic earnings per share                      $  0.49      $  1.25                                                       $  0.41
                                               =======      =======                                                       =======
 Diluted earnings per share                    $  0.49      $  1.25                                                       $  0.41
                                               =======      =======                                                       =======

                        FIRST CLOVER LEAF FINANCIAL CORP.
                          Pro Forma Statement of Income
                     For the Six Months Ended June 30, 2006




                                              FFFL             CLOV          Purchase         Combined     Conversion
                                          Consolidated     Consolidated    Adjustments (7)    Pro Forma    Adjustments    Pro Forma
                                          ------------     ------------    -----------        ---------    -----------    ---------
                                                                                     (In Thousands)
      Interest and dividend income
        Loans and fees                        $ 3,446          $ 3,384        $  375 (1)       $ 7,205      $     -        $ 7,205
        Taxable securities                    $   303          $   296        $  (32)(2)       $   567      $ 1,046 (1)    $ 1,613
        Non-taxable securities                $     -          $    54        $    -           $    54      $     -        $    54
        FHLB dividends                        $    94          $    62        $    -           $   156      $     -        $   156
        Interest-bearing deposits
         and Federal Funds sold               $    90          $    98        $    -           $   188      $     -        $   188
                                              -------          -------        ------           -------      -------        ------
               Total interest and
                 dividend income              $ 3,933          $ 3,894        $  343           $ 8,170      $ 1,046        $ 9,216
                                             --------          -------        ------           -------      -------        -------

      Interest expense
        Deposits                              $ 1,861          $ 1,621        $  (24)(3)       $ 3,458      $     -        $ 3,458
        Federal Home Loan Bank advances       $     -          $   289        $   69 (3)       $   358      $     -        $   358
        Other borrowings                      $     -          $   154        $   21 (3)       $   175      $     -        $   175
                                              -------          -------        ------           -------      -------        -------
               Total interest expense         $ 1,861          $ 2,064        $   66           $ 3,991      $     -        $ 3,991
                                              -------          -------        ------           -------      -------        -------

               Net interest income            $ 2,072          $ 1,830        $  277           $ 4,179      $ 1,046        $ 5,225

      Provision for loan losses               $     -          $    47        $    -           $ 47         $     -        $    47
                                              -------          -------        ------           -------      -------        -------

               Net interest income after
                 provision for loan losses    $ 2,072          $ 1,783        $  277           $ 4,132      $ 1,046        $ 5,178
                                              -------          -------        ------           -------      -------        -------
      Other income
        Service charges on deposit accounts   $     -          $    73        $    -           $    73      $     -        $    73
        Other service charges and fees        $     -          $    61        $    -           $    61      $     -        $    61
        Loan servicing fees                   $     -          $    52        $    -           $    52      $     -        $    52
        Gain on sale of loans                 $     -          $    44        $    -           $    44      $     -        $    44
        Gain on other real estate owned       $     -          $    10        $    -           $    10      $     -        $    10
        Other                                 $     3          $     2        $    -           $     5      $     -        $     5
                                              -------          -------        ------           -------      -------        -------
                                              $     3          $   242        $    -           $   245      $     -        $   245
                                              -------          -------        ------           -------      -------        -------
      Other expenses
        Compensation and employee benefits    $   461          $   853        $    -           $  1,314     $     -        $ 1,314
        Occupancy expense                     $    57          $   280        $    8 (4)       $    345     $     -        $   345
        Data processing services              $   101          $   142        $    -           $    243     $     -        $   243
        Advertising                           $   133          $    53        $    -           $    186     $     -        $   186
        Director fees                         $    99          $    61        $    -           $    160     $     -        $   160
        Professional fees                     $    86          $   294        $    -           $    380     $     -        $   380
        Other                                 $   130          $   273        $  369 (5)       $    772     $     -        $   772
                                              -------          -------        ------           --------     -------        ------
                                              $ 1,067          $ 1,956        $  377           $  3,400     $     -        $ 3,400
                                              -------          -------        ------           --------     -------        -------

               Income before income taxes     $ 1,008             $ 69        $ (100)          $    977     $ 1,046        $ 2,023

      Income taxes                             $ 383             $ 24         $ (38)(6)        $    369     $   397 (2)    $   766
                                               ------            -----        ------           --------     -------        -------

               Net income                      $ 625             $ 45         $ (62)           $    608     $   649        $ 1,257
                                               ======            =====        ======           ========     =======        =======

      Basic earnings per share                $ 0.16           $ 0.09                                                      $  0.14
                                              =======          =======                                                     =======
      Diluted earnings per share              $ 0.16           $ 0.09                                                      $  0.14
                                              =======          =======                                                     =======

Footnotes to Pro Forma Consolidated Financial Statements

Balance Sheet - Purchase Adjustments

(1) Represents the funds used to complete the cash portion of the acquisition purchase price ($6.363 million) paid from Federal funds sold, along with the portion of pre-tax acquisition expenses that were incurred after June 30, 2006 by FFFL and CLOV ($0.229 million).
(2) Represents the estimated fair value adjustments relating to the loans, time deposits and borrowings portfolios. The estimated lives/repricing of the portfolios are approximately 3.2 years, 2.6 years, and 2.3 years, respectively. The adjustments are assumed to amortize over the remaining lives of the underlying asset or liability on a level yield basis.
(3) Includes approximately $43,000 of deferred loan costs that were not reflected on the CLOV balance sheet at June 30, 2006.
(4) Represents the estimated fair market value adjustment relating to premises and equipment based on independent appraisals. The increase in the estimated value for building is assumed to result in inreased depreciation expense over the the remaining useful lives of the underlying assets.
(5) Represents the estimate of the excess of the total direct acquisition costs over the estimated fair value of the net assets acquired based upon currently available information. Goodwill is expected to be tested for impairment annually with the impairment losses, if any, charged to expense if and when they occur.
(6) Represents the estimated fair value adjustment relating to the future economic benefit of the acquired core deposits. The adjustment is assumed to amortize to expense on an accelerated basis over its estimated life of approximately 7.6 years.
(7) Represents the estimated fair value adjustment related to the portfolio of loans serviced for others. The adjustment is amortized over the lives of the underlying mortgages using a level yield methodology.
(8) Represents the adjustment to other assets for acquisition costs incurred prior to and through June 30, 2006.
(9) Represents reclassification of prepaid income taxes and deferred tax asset to other liabilities.
(10) Represents  the net deferred tax  liability  recorded at a marginal rate of
     38.0 percent for the tax effect on the fair market value adjustments.
(11) Represents the elimination of CLOV's equity as of the date of the transaction and the issuance of 1,484,800 shares at $10.00 to complete the common stock portion of the acquisition purchase price.

Balance Sheet-Conversion Adjustments

(1) Represents the cash payment of the offering expenses and adjustment to other assets for offering costs incurred at June 30, 2006.
(2) Represents the cash receipt of First Federal Financial Services, MHC assets.
(3) Represents the charge to customer accounts for the processing of common stock subscriptions, all of which had been received as of June 30, 2006.
(4) Represents the restructuring of and net increase to First Clover Leaf's capital structure as a result of the completion of the stock offering including the sale of 4,174,125 shares at $10.00 per share and the issuance of 3,415,193 exchange shares to former minority stockholders of FFFL and the cash receipt of First Federal Financial Services, MHC assets.

Statement of Income-Purchase Adjustments

The pro forma income statements assume that the acquisition of CLOV was completed at the beginning of the periods presented.

(1) Represents the accretion of the purchase accounting adjustment using a level yield method over the estimated life of the related asset for the six months ended June 30, 2006 and the year ended December 31, 2005. Also includes amortization of deferred loan costs of $43,000 over a period of seven years.

(2) Represents the accretion of the market value discount on investment securities over the estimated lives of the related securities for the six months ended June 30, 2006 and the year ended December 31, 2005 and the lost earnings on the merger related costs and the portion of the purchase price paid in cash. A pretax reinvesment rate of 5.21 percent was applied for the six months ended June 30, 2006 and the year ended December 31, 2005. The reinvestment rate was the one year Treasury yield as of June 30, 2006.

                                                            Six Months Ended         Year Ended
                                                             June 30, 2006        December 31, 2005
                                                                 ($000)               ($000)
      Accretion of investment securities discount            $       140            $       266
      Lost earnings on merger costs and purchase price              (172)                  (343)
                                                             -----------            -----------
        Net effect                                           $       (32)           $       (77)


(3) Represents the amortization of purchase accounting adjustments using a level yield method over the estimated lives of the related liabilities for the six months ended June 30, 2006 and the year ended December 31, 2005.
(4) Estimated depreciation of the increase in the market value of buildings over 30 years.
(5) Represents the amortization on an accelerated basis of the identifiable intangible assets recorded. Amortization is based on the estimated lives of the assets and are calculated for the six months ended June 30, 2006 and the year ended December 31, 2005.

                                        Six Months Ended          Year Ended
                                         June 30, 2006         December 31, 2005
                                            ($000)                  ($000)
      Core deposit intangible             $    317,000          $    631,000
      Mortgage servicing rights                 52,000                97,000
                                          ------------          ------------
        Net effect                        $    369,000          $   728,000

(6) Represents the provision for taxes using an effective marginal rate of 38.0 percent.
(7) Amortization and accretion of purchase accounting adjustments for each of the periods following the acquisition are as follows:


                                                                                                        Net (Increase)/
                                               Core Deposit      Mortgage        Net (Accretion)/      Decrease in Income
                                               Intangible     Servicing Rights   Amortization            Before Taxes
                                                 ($000)           ($000)            ($000)                  ($000)
      July 11, 2006 to December 31, 2006           $ 317            52            $   (444)               $      (75)
      January 1, 2007 to December 31, 2007         $ 546            82            $   (550)               $       78
      January 1, 2008 to December 31, 2008         $ 403            64            $   (286)               $      181
      January 1, 2009 to December 31, 2009         $ 297            48            $   (228)               $      117
      January 1, 2010 to December 31, 2010         $ 224            36            $   (176)               $       84
      January 1, 2011 to December 31, 2011         $ 196            27            $     37                $      260

Statement of Income - Conversion Adjustments

(1) Represents income on adjusted net proceeds. A reinvestment rate of 5.21 percent was applied for the six months ended June 30, 2006 and the year ended December 31, 2005.
(2) Represents the provision for taxes using an effective marginal rate of 38.0 percent.
(3) Net income per share computations were determined by taking the number of shares sold in the offering and the number of new shares issued in exchange for publicly held shares and in accordance with Statement of Position 93-6, subtracting the employee stock ownership plan (ESOP) shares of the existing First Federal ESOP which have not been committed for release during the respective periods.